RULE 497 DOCUMENT

On behalf of PIMCO Senior Floating Rate Fund (the “Fund”), a series of PIMCO Funds, and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information. The interactive data files included as an exhibit to this filing relate to the supplement filed with the Securities and Exchange Commission on behalf of the Fund pursuant to Rule 497(e) on May 27, 2011 (Accession No. 0001193125-11-153058), which is incorporated by reference into this Rule 497 Document.

EXHIBIT LIST

EX-101.INS       XBRL Instance Document
EX-101.SCH     XBRL Taxonomy Extension Schema Document
EX-101.DEF     XBRL Taxonomy Extension Definition Linkbase Document
EX-101.PRE     XBRL Taxonomy Extension Presentation Linkbase Document
EX-101.LAB     XBRL Taxonomy Extension Labels Linkbase Document